SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): February 22, 2005

                LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.


            (Exact Name of Registrant as Specified in Charter)


          NEVADA                   000-50073                   87-0576481
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)            Identification No.)


     4423 South 1800 West
     Roy, Utah                                       84067
 (Address of Principal Executive Offices)          (Zip Code)


                             (801) 942-1381
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

As part of the plan of Lighten Up Enterprises International Inc. (the "Company") to become more aggressive in 2005 in developing specific methods or plans of financing, the Company has entered into discussions with an unnamed, unaffiliated third party with respect to a potential merger transaction.
There can be no assurance that a merger or other significant transaction will be consummated with the third party, or, if consummated, that the Company or its stockholders would realize any benefit.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.



Date:    February 23, 2005         By:   /s/ Mary E. Ross
                                        --------------------------------------
                                        Mary E. Ross, Chief Executive Officer